UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 9, 2018

Date of Report (Date of earliest event reported)

ADESTO TECHNOLOGIES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-37582	16-1755067
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3600 Peterson Way, Santa Clara	95054
(Address of principal executive offices)	(Zip Code)

(408) 400-0578

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

Adesto Technologies Corporation (the “Company”), is filing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K filed earlier today (the “Original Form 8-K”) in order to reflect that the information previously provided on the Original Form 8-K is being included pursuant to Item 2.02 Results of Operations and Financial Condition with respect to the press release attached to the Original Form 8-K. The reference to Item 2.02 was inadvertently omitted from the Original Form 8-K.

Item 2.02.  Results of Operations and Financial Condition.

On July 9, 2018, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release dated July 9, 2018 (incorporated by reference to Exhibit 99.1 to the Form 8-K furnished by the Company to the Securities and Exchange Commission on July 9, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADESTO TECHNOLOGIES CORPORATION

Date: July 9, 2018	By:	/s/ Ron Shelton
	Name:	Ron Shelton
	Title:	Chief Financial Officer and Secretary